UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Suite 2, Omaha, NE 68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

4020 S. 147th St., Omaha, NE 68137

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

7/31

Date of reporting period: 7/31/12

Item 1.  Reports to Stockholders.

Changing Parameters Fund

Annual Report

July 31, 2012

Investor Information: 1-866-618-3456

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.  Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of Changing Parameters Fund.  Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA

Changing Parameters Fund

Shareholders Letter

July 31, 2012

The Changing Parameters Fund (the "Fund") began trading on October 2, 2006.  The strategy of the Fund is to enter the market when our proprietary models indicate a suitable uptrend in the bond and/or equity markets.  When the models no longer indicate an uptrend, the Fund seeks to be defensive and move into money market instruments.

The Fund's results for this 12-month period ending July 31, 2012 show an increase in value.  The Fund's opening price for the period was $9.50 a share, and as of the end of July, it was $9.66, after paying a dividend of $0.2442 in December of last year.  Gains primarily came from positions held in High Yield bond funds, High Yield Muni funds and Intermediate Term bond funds.

Our Fund invests primarily in a variety of open-end bond mutual funds, including but not limited to High Yield bond funds, Intermediate Term bond funds, GNMA bond funds, Multi-Sector bond funds, Floating Rate bond funds, High Yield Muni bond funds and an Emerging Market bond fund.  Our technical proprietary rule-based models indicate when to be invested in bond mutual funds and when to be invested in money market instruments.  As of the end of the period, approximately 28% of the Fund is allocated to Intermediate Term bond funds, 20% to High Yield Muni funds, 10% to a Multi-Sector bond fund, 6% is allocated to High Yield bond funds, 5% to a GNMA bond fund, 5% to an Emerging Market bond fund and the balance to short-term bond and other money market instruments.

Future market conditions are difficult to forecast.  Our trading models are designed to react to whatever changes take place in market conditions and to guide us accordingly.

Robert Levenson                              Howard Smith

Portfolio Manager

                  Portfolio Manager

The performance data quoted here represents past performance.  Current performance may be lower or higher than the performance data quoted above.  Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.  Past performance is no guarantee of future results.

Before investing, please read the Fund’s prospectus and shareholder reports to learn about its investment strategy and potential risks.  Mutual fund investing involves risk, including loss of principal.  An investor should also consider the Fund’s investment objective, risks, charges and expenses carefully before investing.  This and other information about the Fund is contained in the Fund’s prospectus, which can be obtained by calling 1-650-327-7705.  Please read the prospectus carefully before investing.  Distributed by Northern Lights Distributors, LLC, member FINRA.

Review Code:  1384-NLD-9/10/2012

Changing Parameters Fund

PERFORMANCE OF A $10,000 INVESTMENT (Unaudited)

Since Inception through July 31, 2012*

	Annualized Total Returns as of July 31, 2012
One Year	Three Years	Five Years	Since Inception*
Changing Parameters Fund 4.40%	1.82%	1.56%	1.72%
NASDAQ 100 Index 11.84%	18.12%	6.46%	8.36%
Russell 2000 Index 0.19%	13.71%	1.69%	2.79%
Barclays Long Treasury Index 30.98%	14.57%	12.25%	10.83%

* The Fund commenced operations on October 2, 2006.

The Russell 2000 Index is an unmanaged index that is a widely recognized indicator of small-capitalization company performance.   The NASDAQ 100 Index is an unmanaged modified capitalization-weighted index composed of 100 of the largest non-financial companies listed on The NASDAQ Stock Market (“NASDAQ”).  The Barclays Long Treasury Index is an index created by using the longest maturity U.S. Treasury Bond and taking the percent daily total returns. Investors cannot invest directly in an index or benchmark.  Index and Fund performance are calculated assuming reinvestment of all dividends and distributions.

The Fund’s total annual operating expenses, including underlying funds, is 2.32%, per the December 1, 2011 prospectus. Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost.  The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares.  For performance information current to the most recent month-end, please call 1-866-618-3456.

PORTFOLIO COMPOSITION as of JULY 31, 2012 (Unaudited)

% of Net Assets
Mutual Funds	93.3%
Short-Term Investments	6.7%
Liabilities in Excess of Other Assets	0.0%
Net Assets	100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Changing Parameters Fund
PORTFOLIO OF INVESTMENTS
July 31, 2012

Shares		Value
	MUTUAL FUNDS - 93.3%
	DEBT FUNDS - 93.3%
985,861	Alpine Ultra Short Tax Optimized Income Fund - Investor Shares	$ 9,907,899
470,991	BlackRock GNMA Portfolio - Institutional Class	4,931,273
449,847	Columbia Short Term Municipal Bond Fund - A Shares	4,750,383
1,111,237	DoubleLine Total Return Bond Fund - I Shares	12,512,533
231,068	MainStay High Yield Municipal Bond Fund - I Shares	2,715,052
390,124	MFS Municipal High Income Fund - A Shares	3,199,020
792,612	Nuveen High Yield Municipal Bond Fund - I Shares	13,323,801
859,416	PIMCO Income Fund - Institutional Shares	10,037,981
866,066	PIMCO Total Return Fund - Institutional Shares	9,933,779
483,268	RidgeWorth Institutional US Government Ultra Short Bond - I Shares	4,914,833
432,665	SEI Institutional International Trust - Emerging Markets Debt Fund - A Shares	5,079,482
498,689	TCW Total Return Bond Fund - I Shares	5,011,775
640,051	Transamerica AEGON High-Yield Bond - I Shares	6,054,744
	TOTAL MUTUAL FUNDS (Cost - $89,716,174)	92,372,555

	SHORT-TERM INVESTMENTS - 6.7%
	MONEY MARKET FUNDS - 6.5%
1,285,594	Dreyfus Government Cash Management
	Management - Institutional Class, 0.01% +	1,285,594
1,285,594	Fidelity Institutional Money Market Funds - Government
	Portfolio - Class I, 0.01% +	1,285,594
1,285,594	Goldman Sachs Financial Square Funds -
	Government Fund - Institutional Class, 0.04% +	1,285,594
1,285,594	JPMorgan U.S. Government Money
	Market Fund - Capital Class, 0.01% +	1,285,594
1,285,594	Milestone Treasury Obligations Portfolio -
	Institutional Class, 0.01% +	1,285,594
		6,427,970
Principal
	U.S. TREASURY - 0.2%
$200,000	United States Treasury Bill, due 1/17/2013, 0.1267% *	199,906

	TOTAL SHORT-TERM INVESTMENTS (Cost - $6,627,876)	6,627,876

	TOTAL INVESTMENTS - 100.0% (Cost - $96,344,050) (a)	$ 99,000,431
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.0)%	(47,251)
	NET ASSETS - 100.0%	$ 98,953,180

*Discount rate at time of purchase.
+ Reflects yield at July 31, 2012.

(a) Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes is $96,345,004 and differs from market value by net unrealized appreciation / (depreciation) of securities as follows:

	Unrealized Appreciation	$ 2,655,445
	Unrealized Depreciation	(18)
	Net Unrealized Appreciation	$ 2,655,427

See accompanying notes to financials.

Changing Parameters Fund
STATEMENT OF ASSETS AND LIABILITIES
July 31, 2012

Assets:
Investments in Securities at Value (identified cost $96,344,050)	$ 99,000,431
Deposits with Broker	116,683
Dividends and Interest Receivable	245,899
Prepaid Expenses and Other Assets	9,761
Total Assets	99,372,774

Liabilities:
Payable for Fund Shares Redeemed	10,750
Accrued Advisory Fees	129,131
Payable for Securities Purchased	233,936
Payable to Other Affiliates	20,858
Other Accrued Expenses	24,919
Total Liabilities	419,594

Net Assets (Unlimited shares of no par value interest authorized;
10,245,563 shares of beneficial interest outstanding)	$ 98,953,180

Net Asset Value, Offering and Redemption Price Per Share
($98,953,180 / 10,245,563 shares of beneficial interest outstanding)	$ 9.66

Composition of Net Assets:
At July 31, 2012, Net Assets consisted of:
Paid-in-Capital	$102,370,425
Undistributed Net Investment Income	2,131,267
Accumulated Net Realized Loss on Investments and Securities Sold Short	(8,204,893)
Net Unrealized Appreciation on Investments	2,656,381
Net Assets	$ 98,953,180

See accompanying notes to financials.

Changing Parameters Fund
STATEMENT OF OPERATIONS
For the Year Ended July 31, 2012

Investment Income:
Dividend Income	$ 4,401,506
Interest Income	2,123
Total Investment Income	4,403,629

Expenses:
Investment Advisory Fees	1,480,031
Administration Fees	105,313
Fund Accounting Fees	37,261
Transfer Agent Fees and Expenses	31,136
Custody Fees	25,830
Audit Fees	19,000
Chief Compliance Officer Fees	14,060
Registration & Filing Fees	10,644
Printing Expenses	9,170
Dividend Expense	6,472
Legal Fees	5,001
Trustees' Fees	5,034
Insurance Expense	1,564
Miscellaneous Expenses	1,368
Total Expenses	1,751,884

Net Investment Income	2,651,745

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on Transactions From:
Investments	(739,618)
Securities Sold Short	9,059
Distributions of Realized Gains by Underlying Investment Companies	9,749
Net Realized Loss	(720,810)

Net Change in Unrealized Appreciation on Investments	2,242,084
Net Realized and Unrealized Gain on Investments	1,521,274

Net Increase in Net Assets Resulting From Operations	$ 4,173,019

See accompanying notes to financials.

Changing Parameters Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	July 31, 2012	July 31, 2011

Operations:
Net Investment Income	$ 2,651,745	$ 3,558,498
Net Realized Gain (Loss) on Investments, Securities Sold Short and
Futures Contracts	(730,559)	980,955
Distributions of Realized Gains by Underlying Investment Companies	9,749	117,935
Net Change in Unrealized Appreciation (Depreciation) on Investments	2,242,084	(694,292)
Net Increase in Net Assets
Resulting From Operations	4,173,019	3,963,096

Distributions to Shareholders From:
Net Investment Income ($0.24 and $0.18 per share, respectively)	(2,529,244)	(2,021,786)

Beneficial Interest Transactions:
Proceeds from Shares Issued (607,003 and 850,669 shares, respectively)	5,752,843	8,069,183
Distributions Reinvested (276,722 and 215,542 shares, respectively)	2,529,235	2,021,781
Cost of Shares Redeemed ((1,635,960) and (1,596,005) shares, respectively)	(15,464,838)	(15,139,261)
Net Decrease in Net Assets
Resulting From Beneficial Interest Transactions	(7,182,760)	(5,048,297)

Net Decrease in Net Assets	(5,538,985)	(3,106,987)

Net Assets:
Beginning of Year	104,492,165	107,599,152
End of Year	$ 98,953,180	$ 104,492,165

Undistributed Net Investment Income at End of Year	$ 2,131,267	$ 2,015,285

See accompanying notes to financials.

Changing Parameters Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Year		Year	Year	Year		Year
	Ended		Ended	Ended	Ended		Ended
	July 31, 2012		July 31, 2011	July 31, 2010	July 31, 2009		July 31, 2008

Net Asset Value, Beginning of Year	$ 9.50		$ 9.33	$ 9.60	$ 9.60		$ 10.11
Increase (Decrease) From Operations:
Net investment income (loss) (a)	0.25		0.32	0.06	(0.03)		0.13
Net gain (loss) from investments,
securites sold short and futures
contracts (both realized and unrealized)	0.15		0.03	(0.30)	0.07		0.09	(c)
Total from operations	0.40		0.35	(0.24)	0.04		0.22

Less Distributions:
From net investment income	(0.24)		(0.18)	(0.03)	(0.04)		(0.32)
From net realized gains on investments	-		-	-	(0.00)	(d)	(0.41)
Total Distributions	(0.24)		(0.18)	(0.03)	(0.04)		(0.73)

Net Asset Value, End of Year	$ 9.66		$ 9.50	$ 9.33	$ 9.60		$ 9.60

Total Return (b)	4.40%		3.77%	(2.56)%	0.46%		1.88%

Ratios/Supplemental Data
Net assets, end of year (in 000's)	$ 98,953		$ 104,492	$ 107,599	$ 120,919		$ 126,682
Ratio to average net assets:
Expenses (e)	1.78%	(f)	1.77%	1.74%	1.74%		1.74%
Net investment income (loss)(e)	2.69%	(f)	3.33%	0.68%	(0.36)%		1.29%
Portfolio turnover rate	366%		303%	502%	1,465%		1,522%
__________
(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.
(c)

The amounts shown for the year ended July 31, 2008, for a share outstanding throughout the year, does not accord with the aggregate net realized and unrealized gains on investments for each year because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.

(d) Less than $.01 per share.
(e)	Does not include the expenses of the investment companies in which the Fund invests.
(f)	The ratios include 0.01% for the year ended July 31, 2012 attributed to dividends on securities sold short.

See accompanying notes to financials.

Changing Parameters Fund

NOTES TO FINANCIAL STATEMENTS

July 31, 2012

1.

ORGANIZATION

Changing Parameters Fund (the “Fund”) is a series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005.  The Fund is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a non-diversified, open-end management investment company.  The investment objective of the Fund is total return. The Fund commenced operations on October 2, 2006.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period.  Actual results could differ from those estimates.

Security Valuation – The Fund’s securities are valued at the last sale price on the exchange in which such securities are primarily traded, as of the close of business on the day the securities are being valued. NASDAQ traded securities are valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the bid price.  Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange.  Short-term investments that mature in 60 days or less are valued at amortized cost, provided such valuations represent fair value.

The Fund may invest in portfolios of open-end or closed-end investment companies. Open-ended funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Securities for which current market quotations are not readily available or for which quotations are not deemed to be representative of market value are valued at fair value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”).   The Board of Trustees (the “Board”) will review the fair value method in use for securities requiring a fair market value determination at least quarterly.  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Changing Parameters Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2012

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of July 31, 2012 for the Fund’s assets measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Mutual Funds	$ 92,372,555	$ -	$ -	$ 92,372,555
Short-Term Investments	6,427,970	199,906	-	6,627,876
Total	$ 98,800,525	$ 199,906	$ -	$ 99,000,431

The Fund did not hold any Level 3 securities during the year. There were no transfers between Level 1 & Level 2 during the year.  It is the Fund’s policy to recognize transfers into and out of Level 1 & Level 2 at the end of the reporting period.

*Refer to the Portfolio of Investments for security classifications.

Exchange Traded Funds - The Fund may invest in exchange traded funds (“ETFs”).  ETFs are a type of index fund bought and sold on a securities exchange.  An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index.  The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.  Additionally, ETFs have fees and expenses that reduce their value.

Short Sales – A "short sale" is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline.  The Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date.  If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, unlimited in size.  Conversely, if the price declines, the Fund will realize a gain, limited to the price at which the Fund sold the security short.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Changing Parameters Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2012

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund.  Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders.  Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.   Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2009 - 2011), or expected to be taken in the Fund’s 2012 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska State and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions to Shareholders – Distributions from investment income and net realized capital gains, if any, are declared and paid at least annually and are recorded on the ex-dividend date.  The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.  These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.  These reclassifications have no effect on net assets, results from operations or net asset value per share of the Fund.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.

ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – The business activities of the Fund are overseen by the Board, which is responsible for the overall business activities of the Fund.  Changing Parameters, LLC serves as the Fund’s Investment Adviser (the “Adviser.”).  The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, transfer agent services, and custody administrative services.  A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities. Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Adviser under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 1.50% of the average daily net assets of the Fund.  For the year ended July 31, 2012, the Adviser earned advisory fees of $1,480,031.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS.  The Board of Trustees of the Northern Lights Fund Trust has adopted, on behalf of the Fund, a Distribution Plan and Agreement pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”), as amended, to pay for certain distribution activities and shareholder services.  Under the Plan, the Fund may pay up to 0.25% per year of its average daily net assets for such distribution and shareholder service activities.  The Plan has not been

Changing Parameters Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2012

 activated by the Fund and the Fund has no present intention to activate the Plan.  During the year ended July 31, 2012, no fees were accrued under the Plan.

Trustees - Effective April 1, 2012, with the approval of the Board, the Fund pays its pro rata share of a total fee of $21,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Adviser. Previously, the Fund paid its pro rata share of a total fee of $17,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Adviser. The Fund pays the chairperson of the Audit committee and the Lead Independent Trustee a pro rata share of an additional $2,000 per quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund.    GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC  (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

GemCom, LLC (“GemCom”) - GemCom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.   For the provision of these services, GemCom receives customary fees from the Fund.

Custody Administration – Pursuant to the terms of the Fund’s Custody Agreement with BNY Mellon (the “Custody Agreement”), the Fund pays an asset-based custody fee in decreasing amounts as Fund assets reach certain breakpoints. The Fund also pays certain transaction fees and out-of-pocket expenses pursuant to the Custody Agreement. GFS receives a portion of these fees for performing certain custody administration services. The Custody Fees listed in the Statement of Operations include the fees paid to GFS as Custody Administrator.  For the year ended July 31, 2012, GFS collected $16,397 for providing such services.

4.

INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities and U.S. Government securities, for the year ended July 31, 2012, amounted to $303,745,718 and $279,375,185, respectively.

5.

DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the following periods was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	July 31, 2012	July 31, 2011
Ordinary Income	$ 2,529,244	$ 2,021,786
	$ 2,529,244	$ 2,021,786

As of July 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital	Post October	Unrealized	Total
Ordinary	Long-Term	Loss	and Late	Appreciation/	Accumulated
Income	Gains	Carry Forwards	Year Losses	(Depreciation)	Earnings/(Deficits)
$ 2,131,267	$ -	$ (8,203,939)	$ -	$ 2,655,427	$ (3,417,245)

Changing Parameters Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2012

The difference between book basis and tax basis unrealized appreciation and accumulated net realized loss on investments and securities sold short is primarily attributable to the tax deferral of losses on wash sales.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010.  The Act makes changes to several tax rules impacting the Fund.  Although the Act provides several benefits, including unlimited carryover on future capital losses, there may be greater likelihood that all or a portion of the Portfolio’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.  At July 31, 2012, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Short-Term	Long-Term	Total	Expiration
$ 3,003,252	$ -	$ 3,003,252	7/31/2017
4,322,165		4,322,165	7/31/2019
878,522	-	878,522	Non-Expiring
$ 8,203,939	$ -	$ 8,203,939

Permanent book and tax differences primarily attributable to real estate investment trust adjustments resulted in reclassification for the period ended July 31, 2012 as follows: a decrease in undistributed net investment income of $6,519 and a decrease in accumulated net realized loss on investments and securities sold short of $6,519.

6.

NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”).  ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years.

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.

Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

7.

SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.   For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.   Management has determined that there were no subsequent events to report through the issuance of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Changing Parameters Fund and

Board of Trustees of Northern Lights Fund Trust

We have audited the accompanying statement of assets and liabilities of Changing Parameters Fund, a series of shares of beneficial interest of Northern Lights Fund Trust (the “Fund”), including the portfolio of investments, as of July 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of July 31, 2012 by correspondence with the custodian and broker.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Changing Parameters Fund as of July 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and its financial highlights for each of the years in the five-year period then ended in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

September 28, 2012

Changing Parameters Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

July 31, 2012

As a shareholder of the Fund you incur ongoing costs, including management fees and other Fund operating expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses:  The first line of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (2/1/12)	Ending Account Value (7/31/12)	Expenses Paid During the Period (2/1/12 to 7/31/12)
Actual	$1,000.00	$ 1,035.40	$9.06
Hypothetical (5% return before expenses)	$1,000.00	$ 1,015.96	$8.97

  *Expenses Paid During the Period are equal to the Fund’s annualized expense ratio of 1.79%, multiplied by the average account value over the period, multiplied by 182 days, and divided by 366 (to reflect the number of days in the period).

Changing Parameters Fund

SUPPLEMENTAL INFORMATION (Unaudited)

July 31, 2012

Renewal of Advisory Agreement – Changing Parameters Fund*

In connection with a meeting held on December 14, 2011, the Board of Trustees (the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not interested persons of the Trust or interested persons to the investment advisory agreement (the “Independent Trustees”), discussed the renewal of an investment advisory agreement (the “Agreement”) between Changing Parameters, LLC (“CP” or the “Adviser”) and the Trust, on behalf of the Changing Parameters Fund (the “Fund”).  In considering the Agreement, the Adviser had provided the Board with written materials regarding: (a) investment management personnel; (b) operations and financial condition; (c) brokerage practices (including any soft dollar arrangements); (d) the level of the advisory fees charged compared with the fees charged to comparable mutual funds or accounts; (e) the Fund’s overall fees and operating expenses compared with similar mutual funds; (f) the level of profitability from its fund-related operations; (g) compliance systems; (h) policies and procedures for personal securities transactions; and (i) the Fund’s performance compared with key indices.

In its consideration of the renewal of the Agreement for the Fund, the Board, including the Independent Trustees, did not identify any single factor as controlling.  Matters considered by the Board, including the Independent Trustees, in connection with its renewal of the Agreement included the following:

Nature, Extent and Quality of Services.  The Trustees discussed the extent of CP’s research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel.  The Board then reviewed CP’s financial statements and concluded that the Adviser is sufficiently well capitalized to meet its obligations to the Fund.  The Trustees concluded that the Adviser had provided a level of service consistent with the Board’s expectations.

Performance.  The Board, including the Independent Trustees, considered the nature and extent of CP’s past performance as investment adviser to the Fund, as well as other factors relating to its track record.  The Trustees noted that the Fund had outperformed its benchmark index and the average performance of fund in its peer group for the year-to-date period ended September 30, 2011.  The Board further noted that CP had outperformed its benchmark and peer group for the period since the Fund’s inception. The Board concluded that the Adviser’s past performance was acceptable.

Fees and Expenses.  The Board noted that CP charges a 1.50% annual advisory fee based on the average net assets of the Fund.  The Board then discussed the comparison of management fees and total operating expense data and reviewed the Fund’s advisory fees and overall expenses compared to a peer group of similarly managed funds.  The Trustees then discussed the management strategy of the Fund and the overall duties of the Adviser.  The Board, including the Independent Trustees, considered the expense ratio for the Fund, and expense ratios of a peer group of funds. The Board noted that each Fund’s expense ratio was below the average for funds in the respective peer group, but that each Fund’s management fee was above the average for funds in the respective peer group. The Board considered that each Fund’s shareholders were clients of the Fund’s adviser, rather than publicly solicited clients, and that the Funds’ adviser provides a higher level of service to them than is typical for a mutual fund adviser, which is reflected in the management fees.  The Board further noted that the management fees charged by the adviser are the same as the fees that were paid by the adviser’s clients prior to investing in the Funds.  The Trustees concluded that the Fund’s advisory fees and expense ratio were acceptable in light of the quality of the services the Fund currently receives from the Adviser, and the level of fees paid by a peer group of other similarly managed mutual funds of comparable size.

Economies of Scale. The Board, including the Independent Trustees, considered whether there will be economies of scale in respect of the management of the Fund and whether there is potential for realization of any further economies of scale.  After discussion, it was the consensus of the Board that, based on the current size of the Fund, economies of scale was not a relevant consideration.

*Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Changing Parameters Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

July 31, 2012

Profitability.  The Board, including the Independent Trustees, considered the profits realized by the Adviser in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund. It also considered the profits realized by the Adviser from other activities related to the Fund. The Trustees concluded that the Adviser’s level of profitability from its relationship to the Fund is not excessive.

Conclusion.  Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the advisory fee structure is fair and reasonable and that renewal of the Agreement is in the best interests of the Trust and the Fund’s shareholders, and unanimously renewed the Agreement.

Changing Parameters Fund

SUPPLEMENTAL INFORMATION (Unaudited)

July 31, 2012

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.  The address of each Trustee and Officer is 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137 unless otherwise noted.

Independent Trustees

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Anthony J. Hertl Born in 1950	Trustee Since 2005	Consultant to small and emerging businesses (since 2000).	97

AdvisorOne Funds (12 portfolios) (since 2004); Ladenburg Thalmann Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011) and Global Real Estate Fund; Northern Lights Variable Trust (since 2006)

Gary W. Lanzen Born in 1954	Trustee Since 2005	Founder and President, Orizon Investment Counsel, LLC (since 2000); Chief Investment Officer (2006 -2010); Partner, Orizon Group, Inc. (a financial services company) (2002-2006).	97	AdvisorOne Funds (12 portfolios) (since 2003); Ladenburg Thalmann Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006)
Mark H. Taylor Born in 1964	Trustee Since 2007	Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Member Auditing Standards Board, AICPA (since 2008).	98

Ladenburg Thalmann Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc.  (LFTAX) (Director and Audit Committee Chairman) (since  2007); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	98	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012)

Interested Trustees and Officers

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Michael Miola*** Born in 1952	Trustee Since 2005	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Adviser Services, LLC, CLS Investments, LLC, GemCom, LLC and Northern Lights Compliance Services, LLC (since 2003).	97	AdvisorOne Funds (12 portfolios) (since 2003); Ladenburg Thalmann Alternative Strategies Fund (since 2010); Constellation Trust Co.; Northern Lights Variable Trust (since 2006)
Andrew Rogers 450 Wireless Blvd. Hauppauge, NY 11788 Born in 1969	President Since 2006

Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).

			N/A	N/A
Kevin E. Wolf 450 Wireless Blvd. Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (since 2004).	N/A	N/A
James P. Ash 450 Wireless Blvd. Hauppauge, NY 11788 Born in 1976	Secretary Since 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A
Lynn Bowley Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Funds’ Distributor).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-866-618-3456.

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

Investment Adviser

Changing Parameters, LLC

250 Oak Grove Avenue, Suite A

Menlo Park, CA 94025

Administrator

Gemini Fund Services, LLC

450 Wireless Boulevard

Hauppauge, NY 11788

__________________________________________________________________________________________________________

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-866-618-3456 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-866-618-3456.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Anthony Hertl and Mark Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR.  Messrs. Hertl and Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

       2012-$14,000

       2011-$14,000

(b)

Audit-Related Fees

2012 - None

2011 - None

(c)

Tax Fees

2012 - $2,500

2011 - $2,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2012 – 2,500

2011 – 2,500

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

 2012

      2011

Audit-Related Fees:

0.00%

     0.00%

Tax Fees:

0.00%

     0.00%

All Other Fees:

0.00%

     0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2012 - $2,500

2011 - $2,500

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew Rogers

       Andrew B. Rogers, President

Date

10/11/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew Rogers

        Andrew B. Rogers, President

Date

10/11/12

By (Signature and Title)

/s/ Kevin Wolf

       Kevin E. Wolf, Treasurer

  Date

10/11/12